UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-07371

CREDIT SUISSE JAPAN EQUITY FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. Credit Suisse Japan Equity Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2006 to April 30, 2007

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Semiannual Report

April 30, 2007

(unaudited)

■  CREDIT SUISSE
JAPAN EQUITY FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Common Class and/or Advisor Class shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge but may be subject to an ongoing service and distribution fee of up to 0.50% of average daily net assets. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares (where offered). For more information, please review the revelant prospectuses or consult your financial representative.

The views of the Fund's management are as of the date of the letter and Fund holdings described in this document are as of April 30, 2007; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risk, including loss of your investment.

Credit Suisse Japan Equity Fund

Semiannual Investment Adviser's Report

April 30, 2007 (unaudited)

May 15, 2007

Dear Shareholder:

Performance Summary

11/01/06 – 04/30/07

Fund & Benchmark	Performance
Common[1]	(7.24)%
Advisor[1]	(7.08)%
Class A1,2	(7.27)%
TOPIX Index (US$ Denominated)[3]	3.50%

Performance for the Fund's Class A Shares is without the maximum sales charge of 5.75%.2

Market Overview: A volatile period with many market issues

The six-month period ended April 30, 2007, was a volatile one. The period began with a sense of confidence that spread throughout the domestic and overseas economies as the industrial production index for October 2006 held steady and was adjusted upward. This resulted in a broad spectrum of stocks, including export-related stocks and steel sectors, being bought and prices rebounding.

Momentum in metal and food stocks also continued to take hold due to the expanding global merger and acquisition environment. The Tokyo Stock Exchange Index (TOPIX) continued to rise until late February when it more than reversed its gains. This was due to many reasons: the global equity market correction (triggered by the one day decline in the Chinese equity market of 9%); fears of possible contagion from the sub-prime mortgage problems facing the United States; the Chinese central bank tightening policy in an effort to cool their economy and stock market; and a resurgence in oil prices. Finally, there was also a move to unwind the "carry trade" following the Bank of Japan's rate hike that took the overnight rate to 0.5%. However, the market has since recovered with the TOPIX closing up 3.5% for the semiannual period.

Strategic Review and Outlook: Anticipating the market will trend upward

An underweight in banks and transportation equipment as well as an overweight in machinery contributed to performance. Leading detractors to performance included underweights in electric power and gas and steel products and an overweight in retail.

We have not made any major changes to our future investment strategy. We will remain overweight in the metal products and textiles sectors and underweight in the utilities and insurance sectors. While we will continue to focus on the global

Credit Suisse Japan Equity Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2007 (unaudited)

competitiveness of Japanese companies in a growing world economy — and particularly on companies that possess technologies in precision instruments, high-value added basic materials and energy savings — we plan to gradually increase our weightings in the domestic consumption and services sectors.

Additionally, concerns have been raised that the coming earnings results announcements will make the March 2007 earnings forecasts look too conservative. It is true that negative factors, such as the ending of any gains from the weaker Yen and rising fixed costs, are likely to be conservatively incorporated in forecasts. There is concern that the Japanese stock market could stumble from these worries. However, we believe the recent positive developments, such as a bolstering of the earnings power of Japanese companies through mergers and acquisitions, market reorganization, and increased profit distribution to shareholders, will remain unchanged. Consequently, we maintain our view that the market will continue to trend upward in the medium and long terms.

Kunio Tomiyama

Portfolio Manager

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also risks associated with investing in Japan, including the risk of investing in a single-country fund.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

Credit Suisse Japan Equity Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2007 (unaudited)

Average Annual Returns as of March 31, 20071

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Common Class	(13.55)%	3.47%	1.15%	0.36%	12/29/95
Advisor Class	(13.30)%	3.54%	0.75%	(0.02)%	12/29/95
Class A Without Sales Charge	(13.48)%	3.41%	—	4.44%	11/30/01
Class A With Maximum Sales Charge	(18.49)%	2.21%	—	3.30%	11/30/01

Average Annual Returns as of April 30, 20071

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Common Class	(18.44)%	2.76%	0.38%	0.04%	12/29/95
Advisor Class	(18.17)%	2.85%	0.00%	(0.33)%	12/29/95
Class A Without Sales Charge	(18.51)%	2.70%	—	3.68%	11/30/01
Class A With Maximum Sales Charge	(23.22)%	1.51%	—	2.56%	11/30/01

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which, performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  Total return for the Fund's Class A Shares for the reporting period, based on offering price, (including maximum sales charge of 5.75%), was down 12.59%.

3  The Tokyo Stock Exchange (TOPIX) Index is an unmanaged capitalization-weighted index designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies, and is denominated in U.S. dollars. Investors cannot invest directly in an index.

Credit Suisse Japan Equity Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2007 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2007.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Japan Equity Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2007 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended April 30, 2007

Actual Fund Return	Common Class	Advisor Class	Class A
Beginning Account Value 11/1/06	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/07	$927.60	$929.20	$927.30
Expenses Paid per $1,000*	$8.36	$7.18	$8.36
Hypothetical 5% Fund Return
Beginning Account Value 11/1/06	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/07	$1,016.12	$1,017.36	$1,016.12
Expenses Paid per $1,000*	$8.75	$7.50	$8.75
	Common Class	Advisor Class	Class A
Annualized Expense Ratios*	1.75%	1.50%	1.75%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

Credit Suisse Japan Equity Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2007 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Credit Suisse Japan Equity Fund

Schedule of Investments

April 30, 2007 (unaudited)

	Number of Shares	Value
COMMON STOCKS (96.9%)
Japan (96.9%)
Auto Components (2.4%)
NHK Spring Company, Ltd.	121,000	$1,039,624
Automobiles (5.0%)
Honda Motor Company, Ltd.	15,400	528,842
Isuzu Motors, Ltd.	110,000	577,918
Toyota Motor Corp.	17,200	1,044,535
		2,151,295
Banks (8.2%)
Mitsubishi UFJ Financial Group, Inc.	82	852,829
Mizuho Financial Group, Inc.	329	1,979,501
Sumitomo Mitsui Financial Group, Inc.	78	681,299
		3,513,629
Chemicals (15.0%)
Hitachi Chemical Company, Ltd.§	19,200	421,789
JSR Corp.§	21,200	474,148
Kuraray Company, Ltd.	74,000	822,189
Lintec Corp.§	42,400	880,843
Nippon Shokubai Company, Ltd.§	44,000	448,596
Shin-Etsu Chemical Company, Ltd.	11,400	735,668
Stella Chemifa Corp.§	13,300	416,621
Toho Tenax Company, Ltd.*§	240,000	1,462,739
Toray Industries, Inc.§	106,000	726,876
		6,389,469
Commercial Services & Supplies (1.0%)
Toppan Forms Company, Ltd.	34,200	429,484
Computers & Peripherals (5.5%)
Elpida Memory, Inc.*§	15,700	661,367
Melco Holdings, Inc.§	31,400	749,900
Toshiba Corp.§	125,000	930,639
		2,341,906
Construction Materials (1.8%)
Taiheiyo Cement Corp.	182,000	779,610
Distribution & Wholesale (1.2%)
Happinet Corp.	38,500	523,529
Distributors (1.0%)
ABC-Mart, Inc.	18,600	415,176
Diversified Financials (4.7%)
Asset Managers Company, Ltd.§	347	504,008
Daiko Clearing Services Corp.§	64,100	588,605
Matsui Securities Company, Ltd.§	57,300	422,159
OMC Card, Inc.§	72,100	504,839
		2,019,611

See Accompanying Notes to Financial Statements.

Credit Suisse Japan Equity Fund

Schedule of Investments (continued)

April 30, 2007 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Japan
Diversified Telecommunication Services (1.6%)
Nippon Telegraph & Telephone Corp.	134	$665,202
Electrical Equipment (1.0%)
Sumitomo Electric Industries, Ltd.	31,700	448,217
Electronic Equipment & Instruments (5.9%)
Hitachi, Ltd.§	83,000	630,263
Hoya Corp.	18,900	580,682
Kyocera Corp.	5,500	534,452
TDK Corp.	8,800	758,793
		2,504,190
Food & Drug Retailing (0.7%)
Create S D Company, Ltd.	18,900	318,182
Food Products (1.1%)
Yakult Honsha Company, Ltd.	17,500	466,983
Hotels, Restaurants & Leisure (1.1%)
Round One Corp.§	224	462,841
Household Durables (1.4%)
Matsushita Electric Industrial Company, Ltd.§	30,000	578,367
Internet & Catalog Retail (4.6%)
Belluna Company, Ltd.§	72,400	911,637
Rakuten, Inc.§	2,584	1,037,830
		1,949,467
Internet Software & Services (4.2%)
Career Design Center Company, Ltd.	73	149,259
SBI Holdings, Inc.§	3,191	1,020,872
SoftBank Corp.*§	28,600	614,715
		1,784,846
IT Consulting & Services (2.7%)
Nihon Unisys, Ltd.§	52,100	666,178
OBIC Company, Ltd.§	2,620	486,191
		1,152,369
Machinery (7.6%)
Ishikawajima-Harima Heavy Industries Co. Ltd.	111,000	432,479
Komatsu, Ltd.§	60,800	1,438,509
Kubota Corp.§	86,000	812,653
Sodick Company, Ltd.	76,100	539,008
		3,222,649
Metals & Mining (2.7%)
JFE Holdings, Inc.	12,000	659,504
Mitsui Mining & Smelting Company, Ltd.	99,000	477,404
		1,136,908

See Accompanying Notes to Financial Statements.

Credit Suisse Japan Equity Fund

Schedule of Investments (continued)

April 30, 2007 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Japan
Office Electronics (1.8%)
Canon, Inc.	13,500	$757,281
Oil & Gas (1.4%)
Inpex Holdings, Inc.*	72	607,514
Pharmaceuticals (4.0%)
Chugai Pharmaceutical Company, Ltd.§	23,200	591,484
Cosmos Pharmaceutical Corp.§	16,900	313,565
Takeda Pharmaceutical Company, Ltd.	12,100	784,280
		1,689,329
Real Estate (1.3%)
Nomura Real Estate Holdings, Inc.	15,900	536,399
Specialty Retail (4.4%)
Fast Retailing Company, Ltd.§	8,900	611,250
Gulliver International Company, Ltd.§	4,270	266,128
USS Company, Ltd.	7,170	452,274
Village Vanguard Company, Ltd.	106	562,751
		1,892,403
Textiles & Apparel (1.3%)
Sanei-International Company, Ltd.	14,400	559,184
Trading Companies & Distributors (2.3%)
Mitsui & Company, Ltd.	54,000	970,846
TOTAL COMMON STOCKS (Cost $38,745,833)		41,306,510
SHORT-TERM INVESTMENTS (31.7%)
State Street Navigator Prime Portfolio§§	12,283,294	12,283,294
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 4.100%, 5/01/07	$1,258	1,258,000
TOTAL SHORT-TERM INVESTMENTS (Cost $13,541,294)		13,541,294
TOTAL INVESTMENTS AT VALUE (128.6%) (Cost $52,287,127)		54,847,804
LIABILITIES IN EXCESS OF OTHER ASSETS (-28.6%)		(12,198,844)
NET ASSETS (100.0%)		$42,648,960

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Japan Equity Fund

Statement of Assets and Liabilities

April 30, 2007 (unaudited)

Assets
Investments at value, including collateral for securities on loan of $12,283,294 (Cost $52,287,127) (Note 2)	$54,847,804[1]
Cash	223
Foreign currency at value (Cost $1,764)	1,785
Dividend and interest receivable	242,287
Receivable for fund shares sold	44,568
Prepaid expenses and other assets	26,958
Total Assets	55,163,625
Liabilities
Advisory fee payable (Note 3)	30,053
Administrative services fee payable (Note 3)	7,056
Distribution fee payable (Note 3)	9,370
Payable upon return of securities loaned (Note 2)	12,283,294
Payable for fund shares redeemed	73,377
Directors' fee payable	6,903
Other accrued expenses payable	104,612
Total Liabilities	12,514,665
Net Assets
Capital stock, $0.001 par value (Note 6)	6,791
Paid-in capital (Note 6)	96,175,980
Accumulated net investment loss	(64,334)
Accumulated net realized loss on investments and foreign currency transactions	(56,027,478)
Net unrealized appreciation from investments and foreign currency translations	2,558,001
Net Assets	$42,648,960
Common Shares
Net assets	$42,000,726
Shares outstanding	6,686,954
Net asset value, offering price, and redemption price per share	$6.28
Advisor Shares
Net assets	$132,406
Shares outstanding	21,473
Net asset value, offering price, and redemption price per share	$6.17
A Shares
Net assets	$515,828
Shares outstanding	82,546
Net asset value and redemption price per share	$6.25
Maximum offering price per share (net asset value/(1-5.75%))	$6.63

1  Including $11,676,650 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Japan Equity Fund

Statement of Operations

For the Six Months Ended April 30, 2007 (unaudited)

Investment Income (Note 2)
Dividends	$305,674
Interest	27,052
Securities lending	65,398
Foreign taxes withheld	(21,397)
Total investment income	376,727
Expenses
Investment advisory fees (Note 3)	315,195
Administrative services fees (Note 3)	31,506
Distribution fees (Note 3)
Common Class	61,734
Class A	1,093
Transfer agent fees (Note 3)	101,482
Custodian fees	20,188
Printing fees (Note 3)	18,509
Legal fees	15,216
Registration fees	14,040
Audit and tax fees	11,468
Directors' fees	11,343
Insurance expense	3,088
Commitment fees (Note 4)	779
Miscellaneous expense	7,095
Total expenses	612,736
Less: fees waived (Note 3)	(171,675)
Net expenses	441,061
Net investment loss	(64,334)
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments	2,505,007
Net realized loss on foreign currency transactions	(19,451)
Net change in unrealized appreciation (depreciation) from investments	(5,985,359)
Net change in unrealized appreciation (depreciation) from foreign currency translations	(1,350)
Net realized and unrealized loss from investments and foreign currency related items	(3,501,153)
Net decrease in net assets resulting from operations	$(3,565,487)

See Accompanying Notes to Financial Statements.

Credit Suisse Japan Equity Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2007 (unaudited)	For the Year Ended October 31, 2006
From Operations
Net investment loss	$(64,334)	$(328,986)
Net realized gain from investments and foreign currency transactions	2,485,556	14,370,594
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(5,986,709)	(7,390,947)
Net increase (decresase) in net assets resulting from operations	(3,565,487)	6,650,661
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	1,520,027	5,814,238
Net asset value of shares redeemed	(12,282,317)[1]	(18,136,562)[2]
Net decrease in net assets from capital share transactions	(10,762,290)	(12,322,324)
Net decrease in net assets	(14,327,777)	(5,671,663)
Net Assets
Beginning of period	56,976,737	62,648,400
End of period	$42,648,960	$56,976,737
Accumulated net investment loss	$(64,334)	$—

1  Net of $1,097 of redemption fees retained by the Fund.

2  Net of $7,042 of redemption fees retained by the Fund.

See Accompanying Notes to Financial Statements.

Credit Suisse Japan Equity Fund

Financial Highlights

(For a Common Class Share of the Fund Outstanding Throughout Each Period)

	For The Six Months Ended April 30, 2007	For the Year Ended October 31,
	(unaudited)	2006	2005	2004	2003	2002
Per share data
Net asset value, beginning of period	$6.77	$6.13	$5.19	$5.26	$3.82	$4.79
INVESTMENT OPERATIONS
Net investment loss[1]	(0.01)	(0.04)	(0.03)	(0.05)	(0.04)	(0.06)
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.48)	0.68	0.97	(0.02)	1.48	(0.92)
Total from investment operations	(0.49)	0.64	0.94	(0.07)	1.44	(0.98)
REDEMPTION FEES	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.01
Net asset value, end of period	$6.28	$6.77	$6.13	$5.19	$5.26	$3.82
Total return[3]	(7.24)%	10.44%	18.11%	(1.33)%	37.70%	(20.25)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$42,001	$55,749	$61,391	$67,661	$88,818	$74,694
Ratio of expenses to average net assets	1.75%[4]	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment loss to average net assets	(0.26)%[4]	(0.51)%	(0.62)%	(0.90)%	(1.01)%	(1.30)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.68%[4]	0.63%	0.68%	0.82%	0.94%	0.94%
Portfolio turnover rate	23%	65%	42%	63%	117%	69%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Japan Equity Fund

Financial Highlights

(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)

	For The Six Months Ended April 30, 2007	For the Year Ended October 31,
	(unaudited)	2006	2005	2004	2003	2002
Per share data
Net asset value, beginning of period	$6.64	$6.00	$5.06	$5.12	$3.73	$4.71
INVESTMENT OPERATIONS
Net investment loss[1]	(0.00)[3]	(0.02)	(0.02)	(0.03)	(0.05)	(0.08)
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.47)	0.66	0.96	(0.03)	1.44	(0.90)
Total from investment operations	(0.47)	0.64	0.94	(0.06)	1.39	(0.98)
REDEMPTION FEES	0.00	0.00	0.00	0.00	0.00	0.00[2]
Net asset value, end of period	$6.17	$6.64	$6.00	$5.06	$5.12	$3.73
Total return[4]	(7.08)%	10.67%	18.58%	(1.17)%	37.27%	(20.81)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$132	$204	$229	$330	$412	$400
Ratio of expenses to average net assets	1.50%[5]	1.50%	1.50%	1.50%	2.00%	2.00%
Ratio of net investment loss to average net assets	(0.05)%[5]	(0.26)%	(0.37)%	(0.64)%	(1.25)%	(1.62)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.68%[5]	0.63%	0.68%	0.82%	0.94%	0.93%
Portfolio turnover rate	23%	65%	42%	63%	117%	69%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  This amount represents less than ($0.01) per share.

4  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Japan Equity Fund

Financial Highlights

(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For The Six Months Ended April 30, 2007	For the Year Ended October 31,
	(unaudited)	2006	2005	2004	2003	2002[1]
Per share data
Net asset value, beginning of period	$6.74	$6.10	$5.15	$5.22	$3.80	$5.14
INVESTMENT OPERATIONS
Net investment loss[3]	(0.00)[2]	(0.03)	(0.03)	(0.05)	(0.04)	(0.05)
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.49)	0.67	0.98	(0.02)	1.46	(1.29)
Total from investment operations	(0.49)	0.64	0.95	(0.07)	1.42	(1.34)
Net asset value, end of period	$6.25	$6.74	$6.10	$5.15	$5.22	$3.80
Total return[4]	(7.27)%	10.49%	18.45%	1.34%	37.37%	(26.07)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$516	$1,024	$1,029	$574	$949	$83
Ratio of expenses to average net assets	1.75%[5]	1.75%	1.75%	1.75%	1.75%	1.75%[5]
Ratio of net investment loss to average net assets	(0.05)%[5]	(0.51)%	(0.62)%	(0.90)%	(0.97)%	(1.05)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.68%[5]	0.63%	0.68%	0.82%	0.94%	0.79%[5]
Portfolio turnover rate	23%	65%	42%	63%	117%	69%

1  For the period November 30, 2001 (inception date) through October 31, 2002.

2  This amount represents less than ($0.01) per share.

3  Per share information is calculated using the average shares outstanding method.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Japan Equity Fund

Notes to Financial Statements

April 30, 2007 (unaudited)

Note 1. Organization

The Credit Suisse Japan Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company that seeks long-term growth of capital. The Fund was incorporated under the laws of the State of Maryland on October 10, 1995.

The Fund is authorized to offer three classes of shares: Common Class shares, Advisor Class shares and Class A shares. The Fund's Common Class shares are closed to new investors, with certain exceptions as set forth in the prospectus. Effective December 12, 2001, the Fund closed the Advisor Class to new investments, except for the reinvestment of dividends. Each class of shares in the Fund represent an equal pro rata interest in the Fund, except that they bear different expenses which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.75%.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an

Credit Suisse Japan Equity Fund

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 2. Significant Accounting Policies

independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code

Credit Suisse Japan Equity Fund

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 2. Significant Accounting Policies

of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At April 30, 2007, the Fund had no open forward foreign currency contracts.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse–advised funds, funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Credit Suisse Japan Equity Fund

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 2. Significant Accounting Policies

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the six months ended April 30, 2007, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $371,315, of which $287,694 was rebated to borrowers (brokers). The Fund retained $65,398 in income from the cash collateral investment, and SSB, as lending agent, was paid $18,223. The Fund may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

J) OTHER — The Fund may invest in securities of foreign countries and governments (primarily Japan), which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks. In addition, focusing investments in a single country, such as Japan, involves increased risks.

The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income is earned or gains are realized.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 1.25% of the Fund's average daily net assets. For the six months ended April 30, 2007, investment advisory fees earned and voluntarily waived for the Fund were $315,195 and $171,675, respectively. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Limited ("Credit Suisse Japan") or the "Sub-Adviser", an affiliate of Credit Suisse, is the sub-investment adviser to the Fund. Credit Suisse Japan's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Fund.

Credit Suisse Japan Equity Fund

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Fund. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Fund's average daily net assets. For the six months ended April 30, 2007, co-administrative services fees earned by CSAMSI were $23,142. Effective December 1, 2006, the co-administration fee was reduced from an annual rate of 0.10% to 0.09%.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio subject to an annual minimum fee. For the six months ended April 30, 2007, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $8,364.

In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. These fees are calculated at the annual rate of 0.25% of the average daily net assets of the Common Class and Class A shares.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation from Credit Suisse. Credit Suisse is then reimbursed by the Fund. For the six months ended April 30, 2007, the Fund reimbursed Credit Suisse $35,831, which is included in the Fund's transfer agent expense.

For the six months ended April 30, 2007, CSAMSI and its affiliates advised the Fund that they retained $226 from commissions earned on the sale of the Fund's Class A shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the six months ended April 30, 2007, Merrill was paid $13,475 for its services to the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and

Credit Suisse Japan Equity Fund

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 4. Line of Credit

syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At April 30, 2007 and during the six months ended April 30, 2007, the Fund had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the six months ended April 30, 2007, purchases and sales of investment securities (excluding short-term investments) were $11,219,899 and $21,751,518, respectively.

At April 30, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $52,287,127, $7,401,492, ($4,840,815) and $2,560,677, respectively.

Note 6. Capital Share Transactions

The Fund is authorized to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of the Fund are designated Common Class shares, two billion shares of the Fund are designated Advisor Class shares and one billion shares of the Fund are designated Class A shares. Transactions in capital shares for each class were as follows:

	Common Class
	For the Six Months Ended April 30, 2007 (unaudited)		For the Year Ended October 31, 2006
	Shares	Value	Shares	Value
Shares sold	181,875	$1,205,826	706,068	$5,024,357
Shares redeemed	(1,730,748)	(11,468,695)	(2,480,104)	(17,204,687)
Net decrease	(1,548,873)	$(10,262,869)	(1,774,036)	$(12,180,330)
	Advisor Class
	For the Six Months Ended April 30, 2007 (unaudited)		For the Year Ended October 31, 2006
	Shares	Value	Shares	Value
Shares redeemed	(9,225)	$(60,007)	(7,409)	$(47,456)
Net decrease	(9,225)	$(60,007)	(7,409)	$(47,456)

Credit Suisse Japan Equity Fund

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 6. Capital Share Transactions

	Class A
	For the Six Months Ended April 30, 2007 (unaudited)		For the Year Ended October 31, 2006
	Shares	Value	Shares	Value
Shares sold	47,257	$314,201	111,739	$789,881
Shares redeemed	(116,678)	(753,615)	(128,384)	(884,419)
Net decrease	(69,421)	$(439,414)	(16,645)	$(94,538)

Effective March 1, 2007, the Fund imposes a 2% redemption fee on all classes of shares currently being offered that are purchased on or after March 1, 2007 and redeemed or exchanged within 30 days from the date of purchase. Reinvested dividends and distributions are not subject to the fee. The fee is charged based on the value of shares at redemption, is paid directly to the Fund and becomes part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends are redeemed first, followed by the shares held longest.

On April 30, 2007, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund were as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Common Class	3	54%
Advisor Class	4	66%
Class A	4	82%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however; based on experience, the risk of loss from such claims is considered remote.

Note 8. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the

Credit Suisse Japan Equity Fund

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 8. Recent Accounting Pronouncements

confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

Credit Suisse Japan Equity Fund

Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement and Sub-Advisory Agreement, the Board of Directors, including the Independent Directors, at a meeting held on November 14-15, 2006, considered the following factors with respect to the Credit Suisse Japan Equity Fund (the "Fund"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 1.25% for the Fund ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse") or Credit Suisse Asset Management Limited ("Credit Suisse Japan"). The Board also reviewed and considered the fee waivers and expense reimbursement arrangements currently in place for the Fund and considered the actual fee rate of 0.57% paid by the Fund after taking waivers and reimbursements into account ("Net Advisory Fee"). The Board acknowledged that fee waivers and expense reimbursements may be discontinued at any time. The Board noted that the compensation paid to Credit Suisse Japan does not increase the fees or expenses otherwise incurred by the Fund's shareholders.

Additionally, the Board received and considered information comparing the Fund's Contractual Advisory Fee, Net Advisory Fee and the Fund's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement and by Credit Suisse Japan under the Sub-Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse and Credit Suisse Japan. The Board reviewed background information about Credit Suisse and Credit Suisse Japan, including their respective Forms ADV. The Board considered the background and experience of both Credit Suisse's and Credit Suisse Japan's senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse and Credit Suisse Japan. With respect to Credit Suisse Japan, the Board also considered its expertise in managing the types of Japanese investments that the Fund utilizes in its investment strategy. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio manager primarily responsible

Credit Suisse Japan Equity Fund

Board Approval of Advisory Agreement (unaudited) (continued)

for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

In approving the Sub-Advisory Agreement, the Board also considered the benefits of retaining Credit Suisse Japan given the increased complexity of the Japanese securities markets, specifically that retention of Credit Suisse Japan expands the universe of companies from which investment opportunities could be sought and enhances the ability of the Fund to obtain the best price and execution on trades in Japanese markets.

Fund Performance

The Board received and considered the performance results of the Fund over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Fund. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Fund, including any fee waivers or fee caps, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Fund's asset levels.

Credit Suisse Japan Equity Fund

Board Approval of Advisory Agreement (unaudited) (continued)

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse, Credit Suisse Japan and their affiliates as a result of their relationship with the Fund. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Fund, administrative and brokerage relationships with affiliates of Credit Suisse and Credit Suisse Japan and benefits potentially derived from an increase in Credit Suisse's and Credit Suisse Japan's businesses as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse, Credit Suisse Japan and their affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's and Credit Suisse Japan's method for allocating portfolio investment opportunities among its advisory clients.

Conclusions

In selecting Credit Suisse and Credit Suisse Japan, and approving the Advisory Agreement and the investment advisory fee under such agreement and the Sub-Advisory Agreement, the Board concluded that:

•  While the Contractual Advisory Fee was the highest in the Expense Group, the Net Advisory Fee was among the lowest in the Expense Group and the Board considered the fee to be reasonable.

•  The Fund's performance, for most periods, was below most of its peers in its Performance Group and Performance Universe, although the Fund's recent performance was higher than the index of comparable funds maintained by Lipper. The Board had previously identified the need to address the Fund's performance, and was encouraged by the steps Credit Suisse had taken to date, resulting in improved one- and two-year performance relative to the peer groups. The Board noted it would continue to monitor steps undertaken by Credit Suisse to improve performance.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Fund by Credit Suisse and Credit Suisse Japan and that, based on dialogue with management and counsel, the services provided by Credit Suisse

Credit Suisse Japan Equity Fund

Board Approval of Advisory Agreement (unaudited) (continued)

under the Advisory Agreement and by Credit Suisse Japan under the Sub-Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Fund and Credit Suisse's ongoing commitment to the Fund and willingness to cap fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Fund thereunder.

•  In light of the relatively small size of the Fund and the amount of the Net Advisory Fees, the Fund's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement and the Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

Credit Suisse Japan Equity Fund

Privacy Policy Notice (unaudited)

Important Privacy Choices for Consumers

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

•  Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

•  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Note: This Notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in Credit Suisse-sponsored and-advised investment companies, including Credit Suisse Funds, and other consumers and customers, as applicable. This Notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you. This Notice is dated as of June 5, 2007.

Credit Suisse Japan Equity Fund

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-927-2874

•  On the Fund's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

P.O. BOX 55030, BOSTON, MA 02205-5030

800-927-2874 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  JEQ-SAR-0407

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This item is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee recommends Board member candidates.  Shareholders of the registrant may also submit nominees that will be considered by the Committee.  Recommendations should be mailed to the registrant’s Secretary, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, NY 10010.  Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual; the class, series and number of shares of the registrant that are beneficially owned by such individual; the date such shares were acquired and the investment intent of such acquisition; whether such shareholder believes such individual is, or is not, an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination; and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Not applicable.

(a)(2)                    The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                    Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE JAPAN EQUITY FUND, INC.

/s/ Keith M. Schappert
Name:	Keith M. Schappert
Title:	Chief Executive Officer
Date:	July 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Keith M. Schappert
Name:	Keith M. Schappert
Title:	Chief Executive Officer
Date:	July 5, 2007

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	July 5, 2007